AMENDMENT NO. 4

                           dated as of April 26, 1999

                                     to the

                          TRUST AND SERVICING AGREEMENT
                                      among

               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
                                     (Trust)

                  FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P.
                                   (Depositor)

                           FINOVA CAPITAL CORPORATION
                                (Loan Originator)

                           FINOVA CAPITAL CORPORATION
                                   (Servicer)

                           FINOVA CAPITAL CORPORATION
                               (Transfer Obligor)

                                       and

                            WILMINGTON TRUST COMPANY
                                 (Owner Trustee)

               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
               COMMERCIAL MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                          Dated as of September 1, 1998

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                                 AMENDMENT NO. 4
                                     TO THE
                          TRUST AND SERVICING AGREEMENT

                           dated as of April 26, 1999

                  AMENDMENT NO. 4 TO THE TRUST AND SERVICING AGREEMENT, dated as of April 26, 1999 ("Amendment No. 4") to that certain Trust and Servicing Agreement, dated as of September 1, 1998 (the "Trust and Servicing Agreement") among FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, a Delaware business trust (the "Trust"), FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P., a Delaware limited partnership, as Depositor (the "Depositor"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Loan Originator (the "Loan Originator"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Transfer Obligor (the "Transfer Obligor"), FINOVA CAPITAL CORPORATION, as Servicer (the "Servicer") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee on behalf of the Certificateholders (in such capacity, the "Owner Trustee").

                             PRELIMINARY STATEMENTS

                  WHEREAS, the parties hereto have entered into the Trust and Servicing Agreement, whereby the Owner Trust Estate was conveyed to the Trustee;

                  WHEREAS, Section 17.02 provides the Trust and Servicing Agreement may be amended in writing by the parties thereto; and

                  WHEREAS the parties hereto wish to make certain amendments to the Trust and Servicing Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1.   DEFINITIONS.   Unless  otherwise   defined  herein,   all
capitalized terms shall have the meaning set forth in the Trust and Servicing Agreement.

                  2. AMENDMENT TO TRUST AND SERVICING AGREEMENT.

                  Section 9.01(a) is hereby amended by deleting the section in its entirety and replacing such section with the following:

                  (a) In connection with the sale of Loans on the related Transfer Date, the Trust, with the approval of the Market Value Agent on behalf of the Majority Certificateholders, shall assume, but only concurrently with the sale, such Hedging Instruments as it deems necessary in order to hedge the interest rate with respect to the fixed rate or hybrid Loans relative to the expected Disposition Proceeds therefrom. Such Hedging Instruments shall be

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transferred by the Loan  Originator to the Depositor and by the Depositor to the
Trust. In deciding to approve any Hedging Instrument hereunder, the Market Value Agent shall determine, in its sole discretion, whether any Hedging Instrument conforms to the requirements of Section 9.01(b), (c) and (d).

                  3. Attorneys Fees. The Servicer agrees to pay as and when billed by the Initial Class A Certificateholder and the Owner Trustee, respectively, the reasonable fees, disbursements and expenses of counsel to the Initial Class A Certificateholder and the Owner Trustee, respectively, in connection with the amendments to the Basic Documents effected on the date hereof.

                  4. Full Force and Effect. Except as modified by this Amendment No. 4, the Trust and Servicing Agreement shall otherwise remain in full force and effect against any and all of the parties thereunder.

                  5. Governing Law. This Amendment No. 4 shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to its conflicts of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance therewith.

                  6. Counterparts. This Amendment No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF the parties have executed this Amendment No. 4 as of the date first above written.



                             FINOVA COMMERCIAL MORTGAGE LOAN OWNER
                             TRUST 1998-1,

                             By: FINOVA Capital Corporation, as Administrator on behalf of the Issuer

                             By: /s/ Meilee Smythe
                             Name:  Meilee Smythe
                             Title: Senior Vice President-Treasurer

                             FINOVA REALTY CAPITAL WAREHOUSE FUNDING,
                             L.P.,
                                  as Depositor

                             By: FINOVA Warehouse Funding Inc.,
                                 as General Partner

                             By: /s/ Melissa C. Huckins
                                 Name: Melissa C. Huckins
                                 Title: Vice President-Assistant Treasurer

                             FINOVA CAPITAL CORPORATION,
                                 as Loan Originator

                             By: /s/ Meilee Smythe
                                 Name: Meilee Smythe
                                 Title: Senior Vice President-Treaurer

                             FINOVA CAPITAL CORPORATION,
                                 as Transfer Obligor

                             By: /s/ Meilee Smythe
                                 Name: Meilee Smythe
                                 Title: Senior Vice President-Treaurer

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                           FINOVA CAPITAL CORPORATION,
                                 as Servicer

                           By: /s/ Meilee Smythe
                                 Name: Meilee Smythe
                                 Title: Senior Vice President

                           WILMINGTON TRUST COMPANY,
                                 as Owner Trustee

                           By: /s/ Rosemary Pentano
                               Name: Rosemary Pentano
                               Title: Financial Services Officer

AGREED AND ACCEPTED:

FINOVA REALTY CAPITAL
WAREHOUSE FUNDING, L.P.,
    as holder of 100% of the
    Percentage Interests of the Class B Certificates

By: FINOVA WAREHOUSE FUNDING INC.,
    as General Partner

By: /s/ Melissa C. Huckins
    Name: Melissa C. Huckins
    Title: Vice President-Assistant Treasurer

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